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                                 EXHIBIT 23 (Q)

                               POWERS OF ATTORNEY

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                          TRANSAMERICA INVESTORS, INC.
                     ON BEHALF OF TRANSAMERICA PREMIER FUNDS
                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned hereby make, constitute and appoint JOHN K. CARTER his or her true and lawful attorney-in-fact and agent in his or her name, place and stead and on his or her behalf (a) to sign and cause to be filed registration statements of Transamerica Investors, Inc. (the "Funds") under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorney may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind he may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Funds, hereby ratifying and confirming all actions of any of said attorney and agent hereunder.

THIS POWER OF ATTORNEY may be executed in multiple counterparts that together constitute a single document.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in the capacities on the dates indicated.


/s/ Charles C. Reed                         Date: February 23, 2007
-----------------------------------------
Charles C. Reed, Director and Chairperson


/s/ Sandra N. Bane                          Date: February 23, 2007
-----------------------------------------
Sandra N. Bane, Director


/s/ David R. Carpenter                      Date: February 23, 2007
-----------------------------------------
David R. Carpenter, Director


/s/ Gary U. Rolle                           Date: February 23, 2007
-----------------------------------------
Gary U. Rolle, Director


/s/ Carl R. Terzian                         Date: February 26, 2007
-----------------------------------------
Carl R. Terzian, Director

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                          TRANSAMERICA INVESTORS, INC.
                     ON BEHALF OF TRANSAMERICA PREMIER FUNDS
                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned hereby make, constitute and appoint DENNIS P. GALLAGHER his or her true and lawful attorney-in-fact and agent in his or her name, place and stead and on his or her behalf (a) to sign and cause to be filed registration statements of Transamerica Investors, Inc. (the "Funds") under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorney may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind he may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Funds, hereby ratifying and confirming all actions of any of said attorney and agent hereunder.

THIS POWER OF ATTORNEY may be executed in multiple counterparts that together constitute a single document.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in the capacities on the dates indicated.


/s/ Charles C. Reed                         Date: February 23, 2007
-----------------------------------------
Charles C. Reed, Director and Chairperson


/s/ Sandra N. Bane                          Date: February 23, 2007
-----------------------------------------
Sandra N. Bane, Director


/s/ David R. Carpenter                      Date: February 23, 2007
-----------------------------------------
David R. Carpenter, Director


/s/ Gary U. Rolle                           Date: February 23, 2007
-----------------------------------------
Gary U. Rolle, Director


/s/ Carl R. Terzian                         Date: February 26, 2007
-----------------------------------------
Carl R. Terzian, Director


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